SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 21, 1998




                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




   Maryland                      1-11527                    04-3262075
(State or other              (Commission file             (IRS employer
jurisdiction of                  number)               identification no.)
incorporation)


 400 Centre Street, Newton, Massachusetts                          02158
 (Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  617-964-8389

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         1.1 Underwriting Agreement between the Company and A.G. Edwards & Sons, Inc.

         23.      Consent of Ernst & Young LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HOSPITALITY PROPERTIES TRUST



                                          By:  /s/ Thomas M. O'Brien
                                               Thomas M. O'Brien, Treasurer and
                                               Chief Financial Officer

Date: April 21, 1998

                                LIST OF EXHIBITS

1.1    Underwriting Agreement between the Company and A.G. Edwards & Sons, Inc.
23.    Consent of Ernst & Young LLP.